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                                     FOUNDED 1866

                                 April 10, 2006

To the Parties Listed on Annex A hereto:

         Re:  LB-UBS Commercial Mortgage Trust 2006-C3
              Commercial Mortgage Pass-Through Certificates, Series 2006-C3
              -------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special tax counsel to Structured Asset Securities
Corporation II (the "Depositor"), Lehman Brothers Inc. ("LBI") and Lehman
Brothers Holdings Inc. ("LBHI"), in connection with the following transactions
(collectively, the "Transactions"):

          (i) the sale by LBHI, and the purchase by the Depositor, of certain multifamily and commercial mortgage loans (collectively, the "LBHI Mortgage
     Loans"), pursuant to the LBHI Mortgage Loan Purchase Agreement, dated as of
     April 3, 2006 (the "LBHI Mortgage Loan Purchase Agreement"), between LBHI as seller and the Depositor as purchaser;

          (ii) the sale by UBS Real Estate Investments Inc. ("UBSREI" and, together with LBHI, the "Mortgage Loan Sellers"), and the purchase by the
     Depositor, of certain multifamily and commercial mortgage loans
     (collectively, the "UBS Mortgage Loans" and, collectively with the LBHI
     Mortgage Loans, the "Mortgage Loans"), pursuant to the UBS Mortgage Loan
     Purchase Agreement, dated as of April 3, 2006 (the "UBS Mortgage Loan
     Purchase Agreement" and, together with the LBHI Mortgage Loan Purchase
     Agreement, the "Mortgage Loan Purchase Agreements"), between UBSREI as seller, the Depositor as purchaser and UBS Principal Finance LLC as an additional party;

          (iii) the creation of a common law trust (the "Trust") and the issuance of the above-referenced series of commercial mortgage pass-through certificates (the "Certificates"), consisting of multiple classes designated Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class
     A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F,
     Class X-CP, Class X-CL, Class G, Class H, Class J, Class K, Class L, Class
     M, Class N, Class P, Class Q, Class S, Class T, Class FTH-1, Class FTH-2,
     Class FTH-3, Class FTH-4, Class FTH-5, Class NBT-1, Class NBT-2, Class
     NBT-3, Class NBT-4, Class NBT-5, Class R-I, Class R-II, Class R-III and
     Class V, pursuant to the Pooling and Servicing Agreement, dated as of March
     13, 2006 (the "Pooling and Servicing Agreement"), between the Depositor as depositor, Wachovia Bank, National Association as master servicer,
     CWCapital Asset Management LLC as special servicer and LaSalle Bank
     National Association as trustee (the "Trustee");

          (iv) the transfer of the Mortgage Loans by the Depositor to the Trust,
     pursuant to the Pooling and Servicing Agreement, in exchange for the issuance of the Certificates at the direction of the Depositor;

Sidley Austin LLP is a limited liability partnership practicing in affiliation with other Sidley Austin partnerships

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                                                          PAGE 2   NEW YORK

          (v) the sale by the Depositor, and the purchase by LBI and UBS
     Securities LLC ("UBS Securities"), of the Class A-1, Class A-2, Class A-3,
     Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C,
     Class D, Class E, Class F and Class X-CP Certificates (collectively, the
     "Publicly Offered Certificates"), pursuant to the Underwriting Agreement, dated as of April 3, 2006 (the "Underwriting Agreement"), between the
     Depositor, LBI and UBS Securities, and acknowledged, as to certain sections, by UBSREI and LBHI;

          (vi) the sale by the Depositor, and the purchase by LBI and UBS
     Securities, of the Class X-CL, Class G, Class H, Class J, Class K, Class L,
     Class M, Class N, Class P, Class Q, Class S , Class T, Class FTH-1, Class
     FTH-2, Class FTH-3, Class FTH-4, Class FTH-5, Class NBT-1, Class NBT-2,
     Class NBT-3, Class NBT-4 and Class NBT-5 Certificates (collectively, the
     "Privately Offered Certificates" and, collectively with the Publicly
     Offered Certificates, the "Offered Certificates"), together with the Class
     V Certificates, pursuant to the Certificate Purchase Agreement, dated as of
     April 3, 2006 (the "Certificate Purchase Agreement"), between the
     Depositor, LBI and UBS Securities;

          (vii) the negotiation and execution of the LBHI Indemnification
     Agreement, dated as of April 3, 2006 (the "LBHI Indemnification
     Agreement"), between LBHI, the Depositor, LBI and UBS Securities; and

          (viii) the negotiation and execution of the UBS Indemnification
     Agreement, dated as of April 3, 2006 (the "UBS Indemnification Agreement;"
     and, together with the LBHI Indemnification Agreement, the "Indemnification
     Agreements"), between UBSREI, UBS Americas Inc., the Depositor, LBI and UBS
     Securities.

     In the course of our acting as special tax counsel to the Depositor, LBI and LBHI as described above, we prepared or reviewed the Pooling and Servicing
Agreement, the Underwriting Agreement, the Certificate Purchase Agreement, the
Mortgage Loan Purchase Agreements and the Indemnification Agreements
(collectively, the "Series 2006-C3 Agreements"). Capitalized terms not defined herein have the respective meanings set forth in the Pooling and Servicing
Agreement and, to the extent not defined therein, in the other Series 2006-C3
Agreements.

     In addition, we have reviewed or been involved in the preparation of the
888 Seventh Avenue Servicing Agreement (together with the Series 2006-C3
Agreements, the "Agreements") and the following documents and all exhibits thereto:

     (a)  the Prospectus Supplement, dated April 3, 2006 (the "Prospectus
          Supplement"), specifically relating to the Publicly Offered
          Certificates and the Trust;

     (b)  the Prospectus, dated March 24, 2006 (the "Basic Prospectus" and, together with the Prospectus Supplement, the "Prospectus"), relating to publicly offered commercial mortgage pass-through certificates evidencing interests in trust funds established by the Depositor; and

     (c)  the Offering Memorandum, dated April 3, 2006 (the "Memorandum")
          specifically relating to the Privately Offered Certificates and the
          Trust.

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     For purposes of rendering the opinions set forth below, we have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions set forth below; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which such opinions are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of each of the parties to the
Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the power and authority of all parties to the Agreements to enter into, perform under and consummate the transactions contemplated by the Agreements, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order, writ or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of each of the Agreements by all parties thereto, (ix)
that each of the Agreements is the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (x)
the compliance with the Agreements by all parties thereto and, in the case of the Pooling and Servicing Agreement, by the registered holders and beneficial owners of the Certificates, (xi) the conformity, to the requirements of the
Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements, of
the Mortgage Notes, the Mortgages and the other documents delivered to the
Trustee by, on behalf of or at the direction of the Depositor and the Mortgage
Loan Sellers, and (xii) the absence of any other agreement that supplements or otherwise modifies the express terms of the Agreements.

     When used in this opinion, the term "knowledge" or words of similar import mean the actual knowledge of facts or other information of the Sidley Austin LLP attorneys currently practicing law with this firm who have been actively involved in the above-described representation with respect to the Transactions.
In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter.

     In rendering the opinions below, we do not express any opinion concerning the laws of any jurisdiction other than the federal tax laws of the United
States of America. Furthermore, we do not express any opinion with respect to the tax laws of any particular State or with respect to any matter not expressly addressed below.

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                                      * * *

     To comply with certain Treasury regulations, we state that (i) this opinion letter was written to support the promotion and marketing by others of the
Certificates, (ii) this opinion letter was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding U.S. federal tax penalties that may be imposed on such person, and (iii) each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

                                      * * *

     Based upon and subject to the foregoing, we are of the opinion that:

     1. As described in the Prospectus and the Memorandum, (a) REMIC I will qualify as a REMIC within the meaning of the REMIC Provisions, and the REMIC I
Regular Interests will be "regular interests" and the Class R-I Certificates will evidence the sole class of "residual interests" in REMIC I, (b) REMIC II will qualify as a REMIC within the meaning of the REMIC Provisions, and the
REMIC II Regular Interests will be "regular interests" and the Class R-II
Certificates will evidence the sole class of "residual interests" in REMIC II, and (c) REMIC III will qualify as a REMIC within the meaning of the REMIC
Provisions, and the Regular Interest Certificates will evidence and/or constitute "regular interests" and the Class R-III Certificates will evidence the sole class of "residual interests" in REMIC III.

     2. The portion of the Trust Fund consisting of the Grantor Trust Assets will be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue Code of 1986, as amended.

     We hereby consent to the filing of this opinion letter as an exhibit to the
Registration Statement and to the use of our name under the heading "Federal
Income Tax Consequences" in the Prospectus Supplement. In giving such consent, we do not consider that we are "experts", within the meaning of the term as used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.

     The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is being rendered solely to and for the benefit of the persons to whom it is addressed in connection with the matter described above; accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise delivered to or relied upon by any other person or used for any other purpose without our prior written consent; provided, however, that the recipient of this opinion letter (and each employee, representative, or other agent of such recipient) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transactions.

                                             Very truly yours,

                                             /s/ Sidley Austin LLP

                                     ANNEX A

Structured Asset Securities Corporation II             Standard & Poor's Ratings Services,
745 Seventh Avenue                                       a division of The McGraw-Hill Companies, Inc.
New York, New York  10019                              55 Water Street, 10th Floor
                                                       New York, New York  10004

Lehman Brothers Inc.                                   Moody's Investors Service, Inc.
745 Seventh Avenue                                     99 Church Street, 8th Floor
New York, New York  10019                              New York, New York 10007

UBS Securities LLC                                     Wachovia Bank, National Association
1285 Avenue of the Americas                            NC 1075
New York, New York  10019                              8739 Research Drive, URP4
                                                       Charlotte, North Carolina  28262-1075

LaSalle Bank National Association                      CWCapital Asset Management LLC
135 South LaSalle Street, Suite 1625                   700 Twelfth Street, N.W., Suite 700
Chicago, Illinois  60603                               Washington, D.C.  20005